UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 6, 2008

Vail Resorts, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-09614	51-0291762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 Interlocken Crescent Broomfield, Colorado	80021
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(303) 404-1800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 6, 2008, Vail Resorts, Inc. (the “Company”) appointed Mark Schoppet, Vice President and Controller, as the Company’s Chief Accounting Officer.  He will remain the Company’s Controller as part of his Chief Accounting Officer role.

Mr. Schoppet, age 49, joined the Company as Vice President and Controller in November 2005.  Before joining the Company, Mr. Schoppet was an independent consultant to the Company since 2004.  Mr. Schoppet was Managing Partner of the Little Rock, Arkansas office of Arthur Andersen LLP from 1994 to 2002 and was an independent consultant to Arthur Andersen LLP from 2002 to 2004.  Mr. Schoppet joined Arthur Andersen LLP in 1981 and has more than 20 years of public accounting experience.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vail Resorts, Inc.
Date: October 9, 2008	By:	/s/ Jeffrey W. Jones
Jeffrey W. Jones
Senior Executive Vice President and Chief Financial Officer